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                                                                    Exhibit 10.1

                                 FIRST AMENDMENT

         THIS FIRST AMENDMENT (this "Amendment") dated as of September 20, 2002 to the Credit Agreement referenced below is by and among FTI Consulting, Inc., a Maryland corporation (the "Borrower"), the Guarantors identified on the signature pages hereto, the Lenders identified on the signature pages hereto and Bank of America, N.A., as administrative agent (the "Administrative Agent").

                               W I T N E S S E T H

         WHEREAS, $200 million in credit facilities have been established in favor of the Borrower pursuant to the terms of that Credit Agreement (as amended, modified and supplemented from time to time, the "Credit Agreement") dated as of August 30, 2002 among the Borrower, the Guarantors identified therein, the Lenders identified therein and the Administrative Agent;

         WHEREAS, the Borrower and the Lenders have agreed to modify the Credit Agreement on the terms and conditions set forth herein.

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

         2.  Amendments.

         (a) The definition of "Required Lenders" in Section 1.01 of the Credit Agreement is amended to read as follows:

             "Required Lenders" means, at any time, (a) if at such time a Lender holds more than twenty-five percent (25%) of the Credit Exposure, a majority of the number of Lenders, and (b) if at such time no Lender holds more than twenty-five percent (25%) of the Credit Exposure, Lenders whose aggregate Credit Exposure constitutes more than fifty percent (50%) of the Credit Exposure of all Lenders at such time; provided, however, that if any Lender shall be a Defaulting Lender at such time then there shall be excluded from the determination of Required Lenders the Credit Exposure of such Lender at such time. As used in the preceding sentence, the term "Credit Exposure" as applied to each Lender means (a) at any time prior to the termination of the Revolving Commitments, the sum of the amount of such Lender's Revolving Commitment plus such Lender's outstanding Term Loans or (b) if the Revolving Commitments have been terminated, the sum of such Lender's outstanding Revolving Loans plus such Lender's outstanding Term Loans plus such Lender's participation interests L/C Obligations and Swing Line Loans.

         (b) Clause (i) of the definition of "Outstanding Amount" in Section
1.01 of the Credit Agreement is amended to read as follows:

                  (i) with respect to any Revolving Loans or Swingline Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of any such Loans occurring on such date;

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         (c) In Section 2.05(b)(iv), the reference in the last line thereof to
"clause (vi) below" is amended to read "clause (v) below".

         (d) Section 2.05(b)(v)(B) of the Credit Agreement is amended to read as follows:

             (B) with respect to all amounts prepaid pursuant to Section 2.05(b)(ii), (iii) and (iv), (1) if such prepayment occurs prior to or on January 22, 2004, first to the Tranche B Term Loan (to the remaining principal amortization payments in inverse order of maturity), then (after the Tranche B Term Loan has been paid in full) to the Revolving Loans and Swing Line Loans (but without any reduction in the Aggregate Revolving Commitments) and then (after all Revolving Loans and all Swing Line Loans have been repaid) to Cash Collateralize L/C Obligations (but without any reduction in the Aggregate Revolving Commitments) and (2) if such prepayment occurs after January 22, 2004, first to the Tranche B Term Loan (to the remaining principal amortization payments in inverse order of maturity), then (after the Tranche B Term Loan has been paid in full) to the Tranche A Term Loan (to the remaining principal amortization payments in inverse order of maturity), then (after the Tranche A Term Loan has been paid in full) to the Revolving Loans and Swing Line Loans (but without any reduction in the Aggregate Revolving Commitments) and then (after all Revolving Loans and all Swing Line Loans have been repaid) to Cash Collateralize L/C Obligations (but without any reduction in the Aggregate Revolving Commitments).

         (e) Clauses "Second" and "Fourth" of Section 9.03 of the Credit Agreement is amended to read as follows:

             Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Lenders (including Attorney Costs and amounts payable under Article III and including fees payable under Swap Contracts between any Loan Party and any Lender or Affiliate of a Lender), ratably among them in proportion to the amounts described in this clause Second payable to them;

             Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans and L/C Borrowings and all amounts due and payable under Swap Contracts between any Loan Party and any Lender or Affiliate of a Lender and to Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit, ratably among the Lenders in proportion to the respective amounts described in this clause Fourth held by them; and

         (f) In the first sentence of Section 11.07(b) of the Credit Agreement, clause (ii) thereof is deleted in its entirety and clauses (iii) and (iv) thereof are renumbered as clause (ii) and (iii) thereof.

         3. Conditions Precedent. This Amendment shall be effective as of the date hereof upon receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrower, the Guarantors and the Lenders.

         4. Representations and Warranties. The Borrower hereby represents and warrants that (a) it has the requisite corporate power and authority to execute, deliver and perform this Amendment, (b) it is duly authorized to, and has been authorized by all necessary corporate action to, execute, deliver and perform this Amendment and (c) the representations and warranties contained in Article VI of the Credit

                                        2

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Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of such date (except for those which expressly relate to an earlier date)

         5. No Other Changes. Except as expressly modified hereby, all of the terms and provisions of the Credit Agreement (including schedules and exhibits thereto) shall remain in full force and effect.

         6. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

         7. Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of North Carolina.

                            [SIGNATURE PAGES FOLLOW]

                                        3

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         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:                           FTI CONSULTING, INC.,
                                    a Maryland corporation

                                    By: /s/ Theodore I. Pincus
                                        -------------------------
                                    Name:  Theodore I. Pincus

                                    Title: Chief Financial Officer and Executive
                                    Vice President

GUARANTORS:                         FTI APPLIED SCIENCES (ANNAPOLIS), LLC,
                                    a Maryland limited liability company
                                    FTI CORPORATE RECOVERY, INC.,
                                    a Maryland corporation
                                    FTI LITIGATION CONSULTING, LLC,
                                    a Maryland limited liability company
                                    KAHN CONSULTING, INC.,
                                    a New York corporation
                                    KLICK, KENT & ALLEN, INC.,
                                    a Virginia corporation
                                    L.W.G., INC.,
                                    an Illinois corporation
                                    POLICANO & MANZO, L.L.C.,
                                    a New Jersey limited liability company
                                    RESTORTEK, INC.,
                                    an Illinois corporation
                                    S.E.A., INC.,
                                    an Ohio corporation
                                    TECHNOLOGY & FINANCIAL CONSULTING, INC., a Texas corporation
                                    TEKLICON, INC.,
                                    a California corporation

                                    By: /s/ Theodore I. Pincus
                                        -------------------------
                                    Name:   Theodore I. Pincus
                                    Title:  Treasurer of each of the Guarantors

                            [Signature Pages Follow]

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ADMINISTRATIVE
AGENT:                            BANK OF AMERICA, N.A., as Administrative Agent

                                  By: /s/ Michael Brasher
                                     -----------------------------------------
                                  Name:   Michael Brashler
                                  Title:  Agency Officer

LENDERS:                          BANK OF AMERICA, N.A.

                                  By: /s/ Michael J. Landini
                                     -----------------------------------------
                                  Name:   Michael J. Landini
                                  Title:  Senior Vice President

                                  SUNTRUST BANK

                                  By: /s/ Katherine A. Boozer
                                     -----------------------------------------
                                  Name:    Katherine A. Boozer
                                  Title:   Vice President

                                  WACHOVIA BANK, NATIONAL ASSOCIATION

                                  By: /s/ Karen McClain
                                     -----------------------------------------
                                  Name:   Karen McClain
                                  Title:  Managing Director

                                  COMERICA BANK

                                  By: /s/ Jeffrey M. Lafferty
                                     -----------------------------------------
                                  Name:   Jeffrey M. Lafferty
                                  Title:  Account Officer

                                  NATIONAL CITY BANK

                                  By: /s/ Heather Gotwels
                                     -----------------------------------------
                                  Name:   Heather Gotwels
                                  Title:  Corporate Banking Officer

                                  WEBSTER BANK

                                  By: /s/ Matthew Daly
                                     -----------------------------------------
                                  Name:   Matthew Daly
                                  Title:  Vice President